UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2007

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)

(770) 657-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Salaries and Annual Bonuses

On February 15, 2007, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved and recommended to the Board of Directors the annual base salary for the Chief Executive Officer (the “CEO”) and approved the annual base salaries for the Company’s other named executive officers (the “Executive Officers”).  The Committee also certified the level of corporate and business unit Consolidated Adjusted EBITDA, Business Unit Adjusted Operating Income and Adjusted EPS against targets and the resulting annual bonuses earned by such officers under the Amended and Restated Bonus Plan for 2006 (the “Executive Bonus Plan”). Based on the Committee’s recommendation, on February 16, 2007, the Board of Directors ratified the 2007 base salary for the Company’s CEO and his 2006 annual bonus earned under the Executive Bonus Plan. The revised base salaries for the Company’s CEO and Executive Officers are listed on Exhibit 10.1 and are effective April 1, 2007.

Amended and Restated Bonus Plan; 2007 Cash Bonuses

The 2007 annual incentive bonus targets and financial objectives for the Executive Officers were established under the terms of the Amended and Restated Executive Bonus Plan for 2007, a plan which provides for annual performance-based cash awards to the CEO, the Executive Officers and certain other designated executive officers of the Company (the “Participants”).

Under the Executive Bonus Plan, a bonus is earned based on the Participant’s “target bonus percentage” (a percentage of such officer’s current base salary) and the extent to which the Company and/or such officer’s business unit meets the established business and/or financial objectives.

The financial objectives established under the Executive Bonus Plan for 2007 are as follows:

Executive	Financial Objective(1)
CEO and corporate EVPs and SVPs	• Consolidated Adjusted Company EBITDA (earnings before interest, taxes and depreciation)
• Adjusted EPS (earnings per share)
Business Unit EVPs	• Business Unit Adjusted Operating Income
• Consolidated Adjusted Company EBITDA

(1)             Adjusted for non-recurring, unexpected, unusual or special items

The amount that would otherwise be earned as a bonus pursuant to the pre-established formulas may be reduced by the Committee, within parameters, to reflect the Committee assessment of individual performance and contribution to the Company.

The Amended and Restated Executive Bonus Plan for 2007 is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
10.1	2007 Named Executive Officer Base Salaries
10.2	Amended and Restated Executive Bonus Plan for 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: February 21, 2007	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial Officer and Treasurer